EXHIBIT 10.2


                              INVESTMENT AGREEMENT


           THIS INVESTMENT AGREEMENT dated as of April 13, 2007 (the "Agreement"), is by and between CALIBRE ENERGY, INC., a Nevada corporation (the "Company"), BLUEWATER CAPITAL GROUP, LLC, a Delaware limited liability company (the "Investor"), and Prentis B. Tomlinson, Jr. ("Tomlinson").

                                   WITNESSETH:

          WHEREAS, the Company has established a series of its preferred stock designated as "Series A Convertible Preferred Stock" (the "Preferred Stock");

          WHEREAS, the Company desires to issue shares of the Preferred Stock to the Investor, and the Investor desires to purchase from the Company pursuant to the terms and conditions set forth herein;

          NOW,   THEREFORE,   in   consideration   of  the   premises   and  the
representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                               Purchase of Shares
                               ------------------

     1.1 Purchase and Sale. Effective as of the date hereof, the Investor shall purchase from the Company, and the Company shall issue and sell to the Investor, 8,000,000 shares of the Preferred Stock (the "Preferred Shares") for a subscription price of $.625 per share, for a total subscription price of $5,000,000 (the "Subscription Price").

     1.2 Closing. The closing of the purchase and sale of Preferred Shares pursuant to the terms hereof is taking place on the date of this Agreement contemporaneously with the execution and delivery of this Agreement. At the
Closing: (i) the Investor has paid the Company the Subscription Price by delivering to the Company (a) a cash payment in the amount of $1,000,000, and
(b) a promissory note payable by the Investor to the order of the Company in the original principal amount of $4,000,000 (the "Note"), and (ii) Tomlinson has delivered to the Company that certain guaranty agreement dated the date hereof pursuant to which he has guaranteed the payment of the Note.

                                    ARTICLE 2
                  Representations and Warranties of the Company
                  ---------------------------------------------
         The Company represents and warrants to Investor as follows:

     2.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of

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Nevada and has the requisite  corporate  power and  authority to own,  lease and operate its assets and properties and to carry on its business as it is now being conducted.

     2.2. Capitalization.

                  (a) As of the date hereof, the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.001 per share. As of the date hereof, (i) 62,385,780 shares of Common Stock were issued and outstanding, all of which were validly issued and are fully paid, nonassessable and free of preemptive rights,
(ii) no shares of preferred stock of the Company were issued and outstanding, and (iii) no shares of Common Stock or preferred stock of the Company were held in the treasury of the Company.

                  (b) The Preferred Shares have been duly authorized and when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance thereof is not subject to any preemptive or other similar right.

     2.3. Authority; Non-Contravention; Approvals.

                  (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein (the "Transactions"). This Agreement has been approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company, including, without limitation, any stockholder approval with respect to the Company, are necessary to authorize the execution and delivery of this Agreement or the consummation by the Company of the Transactions, including, without limitation, under the applicable requirements of any securities exchange. This Agreement has been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery hereof by the Investor, constitutes a valid and legally binding agreement of the Company enforceable against it in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any of the terms, conditions or provisions of (i) the charter or bylaw of the Company, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Company or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract,


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lease or other  instrument,  obligation  or  agreement  of any kind to which the
Company is now a party or by which the Company or any of their properties or assets may be bound or affected.

     2.4. Reports and Financial Statements.

                  (a) The Company has filed with the Securities and Exchange Commission (the "SEC") all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder.

                  (b) The Company has previously made available or delivered to the Investor copies of all reports, including annual, quarterly and current reports, or registration statements filed by the Company with the SEC including but not limited to the Form 10-QSB with respect to the period ending September 30, 2006 (the "Company SEC Report").

                  (c) As of its filing date, the Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2.5. No Other Representations or Warranties. Notwithstanding anything contained in this Agreement to the contrary, the Investor acknowledges and agrees that the Company is not making any representations or warranties whatsoever, express or implied, beyond those expressly given in Article III and that, notwithstanding anything to the contrary set forth herein, the Company shall not have any liability to the Investor with respect to any matter with respect to which the Investor or Tomlinson knew, or had reason to know, of such matter. Except as set forth herein, neither the Company nor any other person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company, or the transactions contemplated by this Agreement not expressly set forth in this Agreement, and neither the Company, nor any of officers, directors or affiliates will have or be subject to any liability resulting from the distribution by the Investor of, any such information, including any draft prospectuses or confidential memoranda distributed on behalf of the Investor relating to the Company.

                                   ARTICLE III
          Representations and Warranties of the Investor and Tomlinson
          ------------------------------------------------------------

         The Investor and Tomlinson hereby jointly and severally represent and warrant to the Company that:

     3.1. Organization and Qualification. Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now


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being conducted.  Investor is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary.

     3.2. Authority; Non-Contravention; Approvals.

                  (a) The Investor has full power and authority to execute and deliver this Agreement and to consummate the Transactions. This Agreement and the Transactions have been approved pursuant to the organizational documents of the Investor and applicable law. This Agreement has been duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery hereof by the Company, constitutes a valid and legally binding agreement of the Investor and Tomlinson, enforceable against the Investor and Tomlinson in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by Investor and the consummation by Investor of the Transactions do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (i) the organizational documents of Investor, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Investor, or (iii) any agreement applicable to Investor.

                  (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Investor or the consummation by Investor of the transactions contemplated hereby.

     3.3. Relationship Between Tomlinson and the Investor. Tomlinson owns a controlling interest of Investor.

     3.4. Purchase for Own Account. The Preferred Shares and the shares of Common Stock into which the Preferred Shares may be converted pursuant to the terms of the Preferred Stock (the "Common Shares") (collectively, the "Securities") are being or will be acquired by Investor for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, or under an exemption from such registration available under the Securities Act. The Investor is experienced in evaluating companies such as the Company and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his or its investment and has the ability to suffer the total loss of his or its investment. Investor has had the opportunity to ask questions of and

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receive answers from executive  officers of the Company concerning the terms and
conditions  of  the  offering  of  the  Securities  and  to  obtain   additional
information to the satisfaction of the Investor. Investor and each person owning an interest in Investor is or will be an "accredited investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act. The Securities will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the representations set forth herein. Investor will not sell or assign any of the Securities except pursuant to a valid registration statement filed pursuant to the Securities Act or pursuant to a valid exemption from the registration requirements thereof.

     3.5 Dispositions. Investor acknowledges that dispositions of the Securities by the Investor may only be made in compliance with the Securities Act of 1933 and applicable state securities laws, as then in effect. A legend will be imprinted, so long as required by law, on certificates representing the Preferred Stock to the following effect:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS SUPPORTED BY A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    ARTICLE 4
                                Other Agreements
                                ----------------

     4.1 Amendment of Articles of Incorporation.

                  (a) Within five (5) days of the date of this Agreement, the Company shall prepare, and file with the SEC, an Information Statement on
Schedule 14C (the "Information Statement") relating to the amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of the common stock of the Company to equal the greater of the number of potential Common Shares at the time of filing or 200,000,000 shares (the "Amendment"), and each of the parties hereto shall use their reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Each party hereto shall use its reasonable best efforts to have the Information Statement declared effective under the Securities Act, and for the Information Statement to be cleared by the SEC and its staff under the Exchange Act, as promptly as practicable after such filing. The Company shall use its reasonable best efforts to cause the Information Statement to be mailed to the stockholders of the Company as promptly as practicable after the Information Statement becomes effective under the Securities Act.

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                  (b) The parties  hereto  shall  cooperate  with each other and provide to each other all information necessary in order to prepare the Information Statement as expeditiously as practicable.

                  (c) If at any time there shall occur any event with respect to the Company which event is required to be described in an amendment of or a supplement to the Information Statement, such event shall be so described, and such amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of the Company.

                  (d) Promptly upon the Information Statement becoming effective with the SEC, the Investor, in its capacity as a shareholder of the Company, shall by written consent adopt resolutions approving and adopting the Amendment, and the Company and its Board of Directors shall take all such actions as shall be required under Nevada corporate law to make the Amendment effective in accordance with Nevada corporate law and applicable securities laws. The Articles of Incorporation will be amended thereafter from time to time to cause there to be sufficient authorized shares of Common Stock to provide for the conversion of the Preferred Shares.

     4.2 Registration.

                  (a) The Company will file a registration statement with the SEC (the "Registration Statement") covering the resale of the Common Stock issuable upon conversion of the Preferred Shares within 30 days after the closing, and use its best efforts to cause the Registration Statement to be declared effective as promptly as practicable thereafter. The Company will use its reasonable best efforts to keep the Registration Statement continuously effective until two years after the Closing, subject to normal and customary blackout periods.

                    The Company will be required to pay liquidated damage (payable in cash or in-kind in common shares, at election of Company in arrears at the end of each month during which a Registration default occurs and is continuing) to the holders of the Preferred Shares and/or Common Shares if (i) the Company fails to file the Registration Statement within 30 days after the Form 14C becomes effective, (ii) the SEC does not declare the Registration Statement effective within 90 days of the Closing (or 120 days in the event of a review by the SEC) (the "Effectiveness Date"), (iii) the Company fails to request acceleration of effectiveness within 5 business days of a notice of no further review from the SEC, or (iv) after it has been declared effective, the Registration Statement ceases to be effective or available or if the Company suspends the use of the prospectus forming a part of the Registration Statement
(A) for more than 30 days in any period of 365 consecutive days pursuant to Sections 4.2 (c) or (c) below, or (B) for more than 60 days in any period of 365 consecutive days for any reason (the foregoing is each referred to as a "Registration Default"). This liquidated damages will accumulate at the rate of 2% of the purchase price paid by the Investor for the securities offered for each 30-day period, or part thereof during which a Registration Default is continuing.

                  (b) Notwithstanding the foregoing provisions of this Section 4.2, the Company may voluntarily suspend the effectiveness of any such registration statement for a limited time, which in no event shall be longer than 30 days in any three month period and no longer than 90 days in any twelve

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month  period,  if the  Company  has been  advised  in  writing  by  counsel  or underwriters to the Company that the offering of any Common Shares pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company. The Company shall notify all Holders to such effect, and, upon receipt of such notice, each such Holder shall immediately discontinue any sales of Common Shares pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

                  (c) If any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, the Company shall promptly notify the holders of the Common Shares covered by the Registration Statement (the "Holders") of such event and, if requested, the Holders shall immediately cease making offers of Common Shares and return all prospectuses to the Company. The Company shall promptly file an amendment to the registration statement to correct such misstatement or omission and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter. The Company shall promptly provide the Holders with revised prospectuses and, following receipt of the revised prospectuses, the Holders shall be free to resume making offers of the Common Shares.

                  (d) If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Common Shares under the Securities Act for the account of an Holder, the Company will, as promptly as possible:

                           (1) prepare and file with the SEC a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective;

                           (2) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement; and

                           (3) furnish to each Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Common Shares owned by such Holder, but such Holder shall not be entitled to use any selling materials other than a

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         prospectus and such other  materials as may be approved by the Company, which approval will not be unreasonably withheld.

                  (e) Except as provided below in this Section 4.2, the expenses incurred by the Company in connection with action taken by the Company to comply with this Section 4.2, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with any state securities laws, shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by any Holder shall be borne by such Holder. The Company shall not be obligated in any way in connection with any registration pursuant to this Section 4.2 for any selling commissions or discounts payable by any Holder to any underwriter or broker of securities to be sold by such Holder.

                  (f) In the event of any registration of shares of Common Shares pursuant to this Section 4.2, the Company will indemnify and hold harmless each Holder, its officers, directors and each underwriter of such securities, and any person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said final prospectus, or said amendment of supplement in reliance upon and in conformity with written information furnished to the Company by any Holder or any such underwriter specifically for use in the preparation thereof; and provided, further however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises directly out of or is based primarily upon an untrue statement or omission made in any preliminary prospectus or final prospectus if (i) such Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Offering Shares, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

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                  (g) At any time when a prospectus  relating to the offering of
Common  Shares  pursuant  to a  registration  statement  filed  pursuant to this
Section 4.2 is required to be delivered under the Securities Act, the Company will notify the Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (h) In the event of any registration of any securities under the Securities Act pursuant to this Section 4.2, Investor agrees, and each Holder will be required to agree, to indemnify and hold harmless the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Company, its officers, directors, or such controlling person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by that Holder or any affiliate (as defined in the Securities Act) of Holder specifically for use in the preparation thereof.

                  (i) Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (j) With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its commercially reasonable efforts to maintain registration of its Common Shares under Section 12 or 15 of the Exchange Act, and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the

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


availability of Rule 144. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144.

                                    ARTICLE 5
                                    Remedies
                                    --------

     5.1 Termination of Representations and Warranties. The representations and warranties made by the Company pursuant to this Agreement shall terminate on the later of September 15, 2007 or the date the Information Statement becomes effective, and shall thereafter have no further force and effect. As a result of the relationship between the Investor and Tomlinson, and the role of Tomlinson as the Chairman and Chief Executive Officer of the Company, the Investor has performed such due diligence as it has deemed appropriate with respect to the Company and is familiar in all respects with the Company and its business and financial condition.


     5.2 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled at law or equity.

                                    ARTICLE 6
                                  Miscellaneous
                                 --------------

     6.1 Notices. All notices, consents, demands or other communications required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given: (i) when delivered personally during a business day to the appropriate location described below or telefaxed to the telefax number indicated below, or (ii) five (5) business days after the posting thereof by United States first class, registered or certified mail, return receipt requested, with postage fee prepaid and addressed:

If to the Company:                       Calibre Energy, Inc.
                                         1667 K Street NW, Suite 1230
                                         Washington, D.C.  20006

If to Investor:                          BlueWater Capital Group, LLC
                                         P.O. Box 61268
                                         Houston, TX 77208-1268

     6.2 Successors. This Agreement shall be binding upon each of the parties upon their execution, and inure to the benefit of the parties hereto and their successors and assigns.

     6.3 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument.

     6.4 Section Headings. The section headings used herein are descriptive only and shall have no legal force or effect whatsoever. Except to the extent the context specifically indicates otherwise, all references to articles and sections refer to articles and sections of this Agreement, and all references to the exhibits and schedules refer to exhibits and schedules attached hereto, each of which is made a part hereof for all purposes.

     6.5 Gender. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural and conversely.

     6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A., applicable to agreements and contracts executed and to be wholly performed there, without giving effect to the conflicts of law principles thereof.

     6.7 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

     6.8 Waiver. Any waiver by either party to be enforceable must be in writing and no waiver by either party shall constitute a continuing waiver.

     6.9 Entire Agreement. This Agreement, and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first set forth above.

                                 CALIBRE ENERGY, INC., a Nevada
                                 corporation


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:

                                  BLUEWATER CAPITAL GROUP, LLC, a Delaware limited liability company


                                  By:      The Slattery Trust, its Manager
                                           ------------------------------------
                                  Name:
                                  Title: